                                                                     Exhibit 99.2
                        CERTIFICATION OF PERIODIC REPORT

I, Mark W. Lerner, Executive Vice President and Chief Financial Officer of
Medix Resources, Inc. (the "Company"), certify, pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)   the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15
      U.S.C. 78m or 78o(d)); and

(2)   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the
      Company.

Dated: August 19, 2002

                                                 /s/ Mark W. Lerner
                                                 ------------------
                                                 Mark W. Lerner
                                              Executive Vice President
                                              Chief Financial Officer